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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION
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                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
  [X]    Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [_]    Definitive Proxy Statement
  [_]    Definitive Additional Materials
  [_]    Soliciting Material Pursuant to Rule 14a-12


                           URANERZ ENERGY CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form,  Schedule or Registration  Statement No.: (3) Filing Party:
               (4) Date Filed:

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                           URANERZ ENERGY CORPORATION
                       SUITE 1410 * 800 WEST PENDER STREET
                 VANCOUVER * BRITISH COLUMBIA * CANADA * V6C 2V6
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                    Notice of Annual Meeting of Stockholders
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To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Uranerz Energy Corporation (the "Company"). The Annual Meeting will be held at [place], on Wednesday, June 11, 2008, at [time]. The purposes of the meeting are:

     1. The election of the Nominees to the Company's Board of Directors to serve until the Company's 2009 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, Arnold J. Dyck, and Richard Holmes.

     2. To ratify the Company's Amended Articles of Incorporation ("Articles Amendment");

     3. To ratify the Company's Amended 2005 Nonqualified Stock Option Plan ("Stock Option Plan Amendment");

     4. To ratify the appointment of the Company's independent registered public accounting firm for the fiscal year of 2008; and

     5.   Any other business that may properly come before the meeting.

The Board of Directors has fixed April 28, 2008, as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of April 28, 2008, will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of April 28, 2008. Please bring that documentation to the meeting.

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Sonya Reiss
Secretary
Vancouver, BC, Canada
May __, 2008

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                           URANERZ ENERGY CORPORATION
                       SUITE 1410 * 800 WEST PENDER STREET
                 VANCOUVER * BRITISH COLUMBIA * CANADA * V6C 2V6
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                                 Proxy Statement
                                       for
                         Annual Meeting of Shareholders

                            To Be Held June 11, 2008
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Unless the context requires otherwise, references in this statement to "Uranerz Energy," the "Company," "we," "us" or "our" refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the "Annual Meeting") will be held on Wednesday, June 11, 2008 at [location] beginning at [time].

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company's Stock on or about May o, 2008.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in "street name" - in an account with a bank, broker, or other nominee-you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in "street name," by completing the voting form provided by the broker, bank or other nominee.

A RETURNED SIGNED PROXY CARD WITHOUT AN INDICATION OF HOW SHARES SHOULD BE VOTED WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS, FOR THE RATIFICATION OF THE ARTICLES AMENDMENT, FOR THE RATIFICATION OF THE STOCK OPTION PLAN AMENDMENT, AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Our corporate bylaws define a quorum as a one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company's Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. An affirmative vote of a simple majority of the shares present, whether in person or by proxy, is required to ratify the Stock Option Plan Amendment and the appointment of the Company's independent registered public accounting firm. An affirmative vote of a majority of the Company's issued and outstanding voting securities is required to ratify the Articles Amendment.

             QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business April 28, 2008, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President and Chief Executive Officer to the Company, and Dennis Higgs, Chairman of the Board to the Company, your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

WHEN IS THE RECORD DATE?

The Board has fixed April 28, 2008, as the record date for the Annual Meeting. Only holders of Uranerz Energy voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

HOW MANY SHARES ARE OUTSTANDING?

As of April 28, 2008, the Company had [number] shares of Common Stock issued and outstanding.

WHAT AM I VOTING ON?

You are being asked to vote on the following:

     o    The election of eight eight (8) directors for terms expiring in 2008;

     o    The ratification of theArticles Amendment;

     o    The ratification of the Stock Option Plan Amendment;

     o The ratification of the appointment of the Company's independent registered public accounting firm; and

     o    Any other business that may properly come before the meeting.

HOW MAY VOTES DO I GET?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters' rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the Articles Amendment, FOR the ratification of the Stock Option Plan Amendment, and FOR the ratification of the appointment of the Company's independent registered public accounting firm.

HOW DO I VOTE?

You have several voting options.  You may vote by:

     o Signing your proxy card and mailing it in the enclosed, prepaid and adressed envelope;

     o Signing and faxing your proxy card to our transfer agent for proxy voting at the number provided on the proxy card;

     o Voting over the Internet by following the procedures provided on the proxy card; or

     o    Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

CAN STOCKHOLDERS VOTE IN PERSON AT THE ANNUAL MEETING?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else's name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.


WHAT IF I SHARE AN ADDRESS WITH ANOTHER SHAREHOLDER AND WE RECEIVED ONLY ONE COPY OF THE PROXY MATERIALS?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder's prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at
(604) 689-1659 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:


                                             Uranerz Energy Corporation
                                             Suite 1410-800 West Pender Street
                                             Vancouver, BC, Canada V6C 2V6

                                             Attention: Sonya Reiss

                                             Secretary

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

     o Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of Elections, at 370 17th Street, Suite 4700, Denver, Colorado, 80237, so long as it is received prior to 12:00 p.m., MST, on June 10, 2008;

     o    Voting in person at the Annual Meeting; or

     o Giving written notice of the revokation of your proxy to the Company's Secretary, Benjamin Leboe, at the address given above, prior to 12:00 p.m., PST on June 10, 2008.


HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the meeting. Your shares will be counted as present at the Annual Meeting if you:

     o Submit a properly executed proxy card (even if you do not provide voting instructions); or

     o Attend the Annual Meeting and vote in person. Attend the Annual Meeting and vote in person.


WHAT IF I ABSTAIN FROM VOTING?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year's Proxy Statement.


HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.


HOW MANY VOTES ARE NEEDED TO RATIFY THE ARTICLES AMENDMENT?

The ratification of the Articles Amendment will be approved if a majority of the Company's issued and outstanding voting securities vote FOR the Articles Amendment. A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted. However, because an affirmative vote of a majority of the Company's issued and outstanding voting securities is required for ratification, an ABSTENTION will have the same effect as a vote AGAINST the proposal.


HOW MANY VOTES ARE NEEDED TO RATIFY THE STOCK OPTION PLAN AMENDMENT?

The ratification of the Stock Option Plan Amendment will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.


HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?


If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.


WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

The Company will publish the final results in the Company's Quarterly Report on Form 10-Q for the second quarter of 2008, which will be filed with the Securities and Exchange Commission (SEC). Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K if the shareholders elect new directors, ratify the Articles Amendment and/or ratify the Stock Option Plan Amendment.


WHO WILL PAY FOR THE COSTS OF SOLICITING PROXIES?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company's directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company's Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.


WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS?

In order to be considered for inclusion in next year's (2009) proxy statement, stockholder proposals must be submitted in writing to the Company's Secretary, Sonya Reiss, at Uranerz Energy Corporation, Suite 1410-800 West Pender Street, Vancouver, BC, Canada V6C 2V6, and received no later than January 2, 2008. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 17, 2008 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

HOW CAN I OBTAIN A COPY OF THE 2006 ANNUAL REPORT ON FORM 10-KSB?

The Company's 2007 Annual Report on Form 10-KSB, including financial statements is available through the SEC's website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company's 2007 Annual Report on Form 10-KSB as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2007 Annual Report on Form 10-KSB should be mailed to:

                                           Uranerz Energy Corporation
                                           Suite 1410-800 West Pender Street
                                           Vancouver, BC, CanadaV6C 2V6

                                           Attention: Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany or are attached to this proxy statement:

1.   Form Proxy Card; and

2.   The Company's 2007 Annual Report on Form 10-KSB.


                    INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card or voting instruction form sent to stockholders of record.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

                               GENERAL QUESTIONS


WHAT IS THE CURRENT COMPOSITION OF THE BOARD?

The Company's current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

IS THE BOARD DIVIDED INTO CLASSES? HOW LONG IS THE TERM?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

WHO IS STANDING FOR ELECTION THIS YEAR?

The Board of Directors has nominated the following eight, current Board Members for election at the 2008 Annual Meeting, to hold office until the 2009 Annual
Meeting:

     o    Glenn Catchpole;
     o    George Hartman;
     o    Dennis Higgs;
     o    Paul Saxton;
     o    Gerhard Kirchner;
     o    Peter Bell;
     o    Arnold J. Dyck; and
     o    Richard Holmes.


WHAT IF A NOMINEE IS UNABLE OR UNWILLING TO SERVE?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.


HOW ARE NOMINEES ELECTED?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.


THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES


The following table sets forth certain information with respect to our current directors, executive officers and key employees. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors, executive officers and key employees are shown as of December 31, 2007.




          Name          Current Office with Company      Principal Occupation             Since               Age
--------------------------------------------------------------------------------------------------------------------
                                                         President and Chief
                            President and Chief               Executive                March 1, 2005            64
    Glenn Catchpole         Executive Officer;          Officer, Uranerz Energy
                               Director                       Corporation

    George Hartman        Executive Vice-President     Executive Vice-President
                            and Chief Operating                 and                     May 9, 2005             68
                                 Officer;              Chief Operating Officer,
                                 Director            Uranerz Energy Corporation

     Dennis Higgs               Chairman                Chairman Uranerz Energy         May 26, 1999            50
                                                            Corporation

     Paul Saxton*               Director               President of Lincoln Gold      October 26, 2004          61
                                                             Corporation

 Dr. Gerhard Kirchner*          Director                   Chairman, Mindoro           March 13, 2005           78
                                                               Resources
                                                                Limited

    Peter Bell*                 Director                  President of Ezon              May 10, 2006           73
                                                              Healthcare
                                                             Corporation

   Arnold J. Dyck*              Director              Self-Employed, General             May 23, 2006           67
                                                            Contractor

   Richard Holmes*              Director                Secretary, Treasurer             May 23, 2006           66
                                                              PhosMex
                                                            Corporation

  Benjamin Leboe         Chief Financial Officer       Chief Financial Officer           May 23, 2006           62
                                                                 of
                                                     Uranerz Energy Corporation

   Kurtis Brown           Senior Vice-President,        Senior Vice-President,          March 8, 2007           57
                              Exploration              Exploration of Uranerz
                                                              Energy
                                                            Corporation

 Douglas Hirschman        Vice President, Lands       Vice President, Lands of         December 6, 2007         55
                                                      Uranerz Energy Corporation

Sonya Reiss               Vice President and             Vice President and            December 6, 2007          37
                          Corporate Secretary                Corporate
                                                     Secretary, Uranerz Energy
                                                            Corporation


* - Indicates that the director is "independent" in accordance with the American Stock Exchange Company Guide.


The following is a description of the business background of the directors and executive officers of Uranerz Energy Corporation.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1978, holding various positions including well field engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining Ltd. and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole's responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post with the Inkai project. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole has been an independent consulting engineer providing project management to the oil and gas, mining, and construction industries from 2002 until joining our company in March 2005.

Mr. George Hartman was appointed to the Board of Directors and the role of Vice-President, Mining on May 9, 2005. He has thirty-seven years experience in developing green field projects into mining production companies including both metals and industrial mineral projects. He has an M. S. degree in Mineral Economics (Colorado School of Mines) and a B. S. in Chemical Engineering (University of Denver). Four process patents have been granted in his name. His experience includes thirteen years managing several in-situ recovery uranium mines from green field exploration sites through commercial production.

For the past fourteen years Mr. Hartman was General Manager for Fort Cady Minerals Corporation where he had complete responsibility for solution mining and process development, permitting, design, procurement, construction, production and property management. Property management included federal mining claims and private leases for a large deposit of borate mineral. He managed the project from test stage through construction and operation of a demonstration production facility. He was also involved with product marketing.

From 1982 to 1989 Mr. Hartman was General Manager, In Situ Leach Projects, for Uranerz USA. During this period he managed the interests of all in situ uranium projects which Uranerz USA owned including Ruth, Crow Butte, and North Butte. Under his management, Uranerz served as the contract operator for the successful test solution mining of the Christenson Ranch uranium property now owned by Areva NC. He was on the Uranerz acquisition team that studied potential uranium and precious and base metal properties in Nebraska, Colorado, Texas, New Mexico, Utah, California and Wyoming.

Prior to joining Uranerz USA, Mr. Hartman was president of Ogle Petroleum Inc. from 1979 to 1982 where he was in overall operating charge of this uranium production company that joint ventured with Duke Power on a commercial solution mine in Wyoming. He was responsible for managing the project from green field exploration through commercial production (shipped filtered yellowcake to the converter). Mr. Hartman personally designed the processing plant facilities.

Also, previous to his work with Uranerz USA, Mr. Hartman was the Texas Mines Manager for Wyoming Mineral Corporation (Westinghouse) from 1976 to 1979, where he was responsible for the management of two production in situ uranium mines with ion exchange processing plants in Bruni, and Three Rivers, Texas (shipped dried yellow cake to the converter).

Mr. Dennis Higgs is a member of the board of directors. Mr. Higgs was appointed to the board of directors as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Chairman of our Board of Directors on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets for over twenty years, raising several millions of dollars in the United States, Canada and Europe. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing and initial public listing of several companies, including Arizona Star Resource Corp. (TSX: "AZS") and
BioSource International Inc. (NASDAQ: "BIOI"). BioSource was acquired by Invitrogen Corporation at $12.50/share in October, 2005.

In July 1990, Mr. Higgs established Senate Capital Group Inc., a private venture capital company which provides management consulting and investor relations services.

At present, Mr. Higgs serves as a director and officer of Miranda Gold Corp., a Canadian public gold exploration company, which he founded in May 1993.

Mr. Paul Saxton was appointed to the Board of Directors on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became vice-president and president of Mascot Gold Mines Ltd. (from 1983 to 1986), initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a vice-president of Corona Corporation (from 1986 to 1987 where he was responsible for western operations and exploration for the company and was instrumental in the re-opening of the Nickel Plate Mine). In 1989, Mr. Saxton was appointed senior vice-president of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed as president of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy Resource Corp. were merged in 1996 and Mr. Saxton became President of Viceroy at that time.

Following his departure from Viceroy in 1998, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd. In March 2004, Mr. Saxton was appointed and continues to serve as a director and president of Lincoln Gold Corporation, a company engaged in mineral exploration in the State of Nevada.

Mr. Saxton is also Chairman and COO of Pinnacle Mines Ltd., a TSX Venture company, engaged in exploration and mine development in Canada, China and Mexico.

Mr. Saxton has been appointed to the Company's nomination and governance committee, and compensation committee.

Dr. Gerhard F. Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has 40 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. ("UEM") (from 1975 to 2005). At UEM, Dr. Kirchner spent nine years as General Manager and 11 years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery and the engineering and development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with UEM, Dr. Kirchner spent six years developing and managing the Kamoto Mine in Kolwezi, Zaire from (1968 to 1974); six years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria, Congo, Saudi Arabia and Austria (from 1962 to 1968); five years as a mine superintendent and exploration manager in Greenland (from 1957 to 1962) where he discovered the Molybdenum Porphyry Erzberg.

During the past ten years, Dr. Kirchner has served as director on the board of Mindoro Resources Limited.

Dr. Kirchner received a multidisciplinary education in mining engineering and economic geology and a Doctorate in Mining Sciences from the University of Leoben, Austria.

Mr. Arnold J. Dyck was appointed to the Board of Directors on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice-President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board with a subsidiary mining company. Uranerz Exploration and Mining Limited, Uranerz Canada Limited, Uranerz U.S.A. and the original Uranerz group of companies are not connected with, or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco, the world's largest primary uranium producer, in 1998.

During the past five years, Mr. Dyck has been self employed as a general contractor in designing, constructing and selling new homes and renovating older homes and offices.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of certified Management Accountant in 1975.

Mr. Dyck has been appointed to the Company's audit committee and compensation committee.

Mr. Richard W. Holmes was appointed to the Board of Directors on May 23, 2006 Mr. Holmes was an assistant controller with Duke Power Company (now Duke Energy) from 1971 to 1981. Duke Energy has operated nuclear plants for more than thirty years. While at Duke Power Mr. Holmes was Assistant Controller of the parent company. He was also Treasurer of Eastover Land Company, a $100 million subsidiary of Duke's with interests in coal properties in Kentucky and West Virginia. Concurrently, Mr. Holmes was Treasurer of Western Fuel, Duke's uranium mining project in Wyoming.

Mr. Holmes left Duke in 1981 to become Treasurer and Controller of Ogle Resources Inc., an oil and gas company with offshore exploration, drilling and production from 1981 to 1986. At the same time, Mr. Holmes was Treasurer and Controller for a sister company with an investment in in-situ recovery uranium mining in Wyoming.

During the past five years, although retired, Mr. Holmes is active as Secretary, Treasurer for PhosMex Corporation, a California phosphate mining corporation.

Mr. Holmes received his bachelor's degree in accounting from the University of Wisconsin. He held the position of Senior Auditor at Arthur Andersen & Co. in Chicago, Illinois, from 1968 to 1971. Mr. Holmes was an active certified public accountant from 1971 to 2003.

Mr. Holmes has been appointed to the Company's audit committee, and the nominating and corporate governance committee.

Mr. Peter Bell was appointed to the Board of Directors on May 10, 2006. Mr. Bell practiced as a licensed pharmacist until 1968. Since that time he has been a self-employed consultant and a director and member of a number of private and public companies and professional organizations. Mr. Bell is a director of Current Technology Corporation which markets an electrostatic hair maintenance and re-growth process, since 1992. Since 1997, Mr. Bell has been a director and is the President of Ezon Healthcare Corporation, a private company that is involved in the development of a graphic labeling system for pharmaceutical products.

Mr. Bell has provided a wide range of consultant services to businesses and health care companies and organizations. These consultant services included: sales management and reorganization of sales force; regional market development and marketing strategy; medical opinion surveys and market analysis; medical device product market development; business immigration program presentations; management studies in healthcare organizations; development and growth of public corporations.

Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell has been appointed to the Company's audit committee, the nominating and corporate governance committee, and the compensation committee.

Mr. Benjamin Leboe was appointed as the Company's Chief Financial Officer on May 23, 2006 and acted as our Corporate Secretary from October, 2006 to December, 2007. Mr. Leboe was a senior consultant, management consulting of the Business Development Bank of Canada, from January 2005 to February 2006. Previously, Mr. Leboe was president, secretary, treasurer, principal financial and accounting officer and a director of Asia Payment Systems Inc., a United States and Hong Kong based company engaged in payment processing services and related applications from June 1998 to January 2005. Concurrently, from January 2003 to January 2005, Mr. Leboe was the chief financial officer of C-Chip Technologies Inc. (now Anensys Corporation), a Montreal based corporation developing high-tech products and services for security and risk mitigation activities.

Mr. Leboe has been the principal of Independent Management Consultants of British Columbia from 1990 to date.

Concurrently, Mr. Leboe was previously vice-president and chief financial officer of VECW Industries Ltd. from 1990 to 1993, and a partner of KPMG Consulting from 1978 to 1990.

Mr. Leboe received his bachelor of commerce degree from the University of British Columbia. Mr. Leboe is a chartered accountant and a certified management consultant in the Province of British Columbia.

Mr. Kurtis Brown, a thirty-five year veteran of the mining industry, was appointed Senior Vice-President in March 2007. Mr. Brown was an independent geological consultant for the five years prior to joining Uranerz. He has previously assisted with the start up of the Christensen Ranch ISR commercial uranium mine now owned by AREVA. Mr. Brown is a professional geologist.

Mr. Douglas Hirschman was appointed Vice-President, Lands in December 2007. From January 2006 to June 2007 Mr. Hirschman was Manager of Lands, International Newmont Gold Corporation. He was an independent Consulting Landman from 2002 through 2005 and, as a graduate of the University of Wyoming, has over thirty years of experience in the mineral exploration industry.

Ms. Sonya Reiss joined our Company as Corporate Counsel in August 2007. She was appointed Vice President of Corporate Affairs and Corporate Secretary in
December 2007. Ms. Reiss has eight years of legal experience practicing in United States and Canada. She was Corporate Counsel at Southwestern Resources Corporation from October 2006 to August 2007 and acted as a transaction lawyer with global law firms such as Shearman & Sterling, Osler Hoskin & Harcourt LLP and Fasken Martineau DuMoulin LLP from February 1999 to October 2006. Ms. Reiss has a Bachelor of Arts (English Honours), a Master of Arts (English and Critical Theory) and a Bachelor of Laws, University of B.C.


ADVISORY BOARD

We have an advisory board that consists entirely of professional geologists.

Dr. Franz J. Dahlkamp has over 45 years experience as an economic geologist, with specific emphasis in uranium. He started as an economic geologist with several mining companies in Germany and abroad. In 1968 he began working with the Uranerz group of companies and by 1974 he became the head of their exploration department. While at Uranerz he organized and established the Uranerz group of subsidiary companies for uranium exploration in Australia, Canada, and the USA, and conducted reconnaissance surveys for uranium worldwide.

Since 1978 Dr. Dahlkamp has been consulting for mining companies, utilities, national and international institutions (governments of Germany, Austria, USA, Egypt, Iran, Mongolia; UN/IAEA, OECD/NEA). Also, since 1978 to

2002, Dr. Dahlkamp lectured at the Universities of Leoben and Salzburg, Austria, and Munich, Germany (on uranium deposits: geology, economics, and exploration).

Dr.  Dahlkamp  has  published  over  fifty  papers   including  six  books  (eg.
Uranlagerstatten 1979, Uranium Ore Deposits 1993).

Dr. Dahlkamp has a PhD (1958), a Dr. of Science (Habilitation 1979), and is an Honorary Chair (Honorar-Professor) at Mining-University of Leoben (1990).

Dr. Gerhard Ruhrmann has close to 30 years experience in uranium exploration, mining and mine waste management. From 1976 to 1981, Dr. Ruhrmann was project geologist and exploration manager for Uranerz Exploration and Mining (UEM) in Canada, supervising field work in the Otish Mountains of Quebec, the Athabasca Basin in Saskatchewan, and the Thelon Basin in Nunavut. In 1982, Dr. Ruhrmann joined Key Lake Mining Corporation, to develop exploration tools for high grade unconformity-related uranium deposits on the basis of geological and mineralogical research at the Key Lake open pits and other mines in the Athabasca Basin. This resulted in a number of papers published in a variety of scientific periodicals including technical documents of the International Atomic Energy Agency.

In 1988, Dr. Ruhrmann became engaged in hydrogeological and geotechnical work in Cameco's engineering division, assessing above-ground uranium tailings management facilities and contributing to the in-pit tailings disposal concept at the Deilmann open pit in Saskatchewan.

In 1993, Uranerzbergbau (UEB) in Germany called Dr. Ruhrmann to join its consulting branch. Assignments included the assessment of exploration and mining projects in central Asia and western Africa, managing a subsidiary exploration company in Guinea, providing technical assistance to regulatory agencies in Papua New Guinea, monitoring the reclamation work at the former uranium mines in eastern Germany, designing reclamation concepts for closed-out uranium mines in central Asia and eastern Europe as well as reviewing the mining practice in Vietnam. On the basis of this experience, Dr. Ruhrmann co-authored a book on environmental mine management, published in 2001.

Since 2003, Dr. Ruhrmann is practicing as an independent consultant to the mining industry and international technical assistance agencies. Assignments include a review of the mining industry in Mongolia, enhancement of small-scale mining in Papua New Guinea, quality control at uranium mine rehabilitation projects and the assessment of uranium prospects.

Dr. Ruhrmann has a diploma in geology and holds a doctor degree in geology from the University of Tuebingen, Germany. Since 2001, Dr. Ruhrmann is teaching mineral exploration at the University of Leoben, Austria.

Mr. Kenneth Cunningham brings over thirty years of experience from diversified mineral exploration and mining geology through to executive management. Eighteen of these years have been focused in Nevada. Currently Mr. Cunningham is the President and Chief Executive Officer of Miranda Gold Corp. where he aggressively positioned this company in the Cortez Gold Trend and successfully negotiated joint ventures with major mining companies including Newmont, Placer Dome, Newcrest and Barrick. Previously, he was Exploration Manager with Uranerz U.S.A. Inc. During his tenure with Uranerz Mr. Cunningham led the exploration and acquisition effort that resulted in two Nevada gold discoveries; a three-million-ounce discovery in the Battle Mountain trend and a one-plus-million ounce discovery in the northern Carlin trend. Mr. Cunningham has also been Vice President of Tenneco Minerals Company and a Resident Manager with Echo Bay Mining Company.

Mr. Cunningham started his career with Houston Oil and Minerals as a member of its uranium exploration team. In 1978 he was responsible for the discovery of the Death Valley uranium deposit on Alaska's Seward Peninsula. This deposit contains ten-million-pounds of uranium at a grade of .25% U3O8.

Mr. Joe Hebert is currently Vice President of Exploration for Miranda Gold Corp. Most recently, Mr. Hebert was the senior exploration geologist for the Cortez Joint Venture (Placer Dome and Kennecott Minerals) located on the

Battle Mountain Trend in North Central Nevada. He was a member of the exploration team who discovered the 7.5 million ounce Cortez Hills gold deposit. During his tenure at Cortez he directed all generative and acquisition efforts within the joint venture area of interest.

From 1992 to 1999 Mr. Hebert consulted for Uranerz USA, Inc. where he conducted project evaluations and generative programs primarily in north central Nevada. The most significant result of this program was the recognition of gold potential and acquisition recommendations of the Nike-Converse property in Buffalo Valley where Uranerz discovered approximately 3 M oz of gold resource. He also recommended the REN property for acquisition, where currently development drilling on a high-grade resource is being conducted.

During the period when he was consulting, Mr. Hebert initiated a countrywide evaluation of Mongolia, identifying essentially unexplored epithermal systems from regional compilation and focused reconnaissance. He focused his client in gold-belts of NE Mongolia, acquiring for them two large concessions with multiple ore-grade showings in large epithermal and intrusive-related alteration cells. This program required interaction with high-level government officials, Mongolian junior companies, Mongolian Geological Survey and supervising native crews in remote camps.

Mr. Hebert is credited with team participation in multiple gold discoveries in Nevada and Utah over the course of his career. He has also had staff and contract positions with several US majors over the years including Superior Oil, Tenneco, and Freeport Minerals.


FAMILY RELATIONSHIPS

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees. To our knowledge, there are no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

                              CORPORATE GOVERNANCE

                          BOARD OF DIRECTORS STRUCTURE

The Company's current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

DIRECTOR INDEPENDENCE

We have eight directors at December 31, 2007, including four independent directors, as follows:

Dennis Higgs
Glenn Catchpole
George Hartman
Dr. Gerhard Kirchner
Paul Saxton, independent
Arnold Dyck, independent
Peter Bell, independent
Richard Holmes, independent


An "independent" director is a director whom the Board of Directors has determined satisfies the requirements for independence under section 121A of the American Stock Exchange Company Guide.


                MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
                                OF ANNUAL MEETING

During the fiscal year ending December 31, 2007, the Board held six (6) meetings of the Board. None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the annual meeting. All Board members attended last year's Annual Meeting of the Shareholders.


                           COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Sonya Reiss, Uranerz Energy Corporation, Suite 1410-800 West Pender Street, Vancouver, BC, Canada V6C 2V6. The Company's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company's Secretary will review all communications before forwarding them to the appropriate Board member.

                                BOARD COMMITTEES

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Uranerz's board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERTS

We have a standing audit committee and audit committee charter, which complies with Rule 10A-3 and the requirements of the American Stock Exchange. Our audit committee was established in accordance with section 3 (a) of the Securities Exchange Act of 1934, as amended. Our audit committee is comprised of three directors all of whom, in the opinion of the Company's Board of Directors, are independent (in accordance with Rule 10A-3 and the requirements of the American Stock Exchange): Arnold Dyck, Peter Bell and Richard Holmes. Mr. Arnold Dyck satisfies the requirement of a "financial expert" as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company's Board of Directors, "independent" as that term is used in section 121B of the American Stock Exchange Company Guide and rule 10A-3 (b) (i) of the Securities Exchange Act of 1934, as amended.

Our audit committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our audit committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our audit committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our audit committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the audit committee. Our audit committee has the authority to terminate our external auditors' engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2007, the Audit Committee met six (6) times. A copy of the Audit Committee charter can be found on the Company's website at www.uranerz.com.


AUDIT COMMITTEE REPORT

The Company's Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors (the "Board"). The Committee has three members, each of whom is "independent" as determined under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company's financial reporting and internal control, (2) independence and performance of the Company's independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2007 financial statements, the Committee reviewed the 2007 audited financial statements, which appear in the 2007 Annual Report to Shareholders, with management and the Company's independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange
Commission on Form 10-KSB for the year ended December 31, 2007. The Committee and the Board have also recommended the selection of Manning Elliot LLP as independent auditors for the Company for the year 2008.

Submitted by the Audit Committee Members
----------------------------------------
Richard Holmes
Peter Bell
Arnold Dyck


COMPENSATION COMMITTEE

We have a Compensation Committee comprised of three directors all of whom, in the opinion of the Company's Board of Directors, are independent (under section 121A of the American Stock Exchange Company Guide): Peter Bell, Arnold J. Dyck and Paul Saxton. We have a Compensation Committee charter that complies with the requirements of the American Stock Exchange. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options.

During the fiscal year ended December 31, 2007, the Compensation Committee met four (4) times. A copy of the Compensation Committee charter can be found on the Company's website at www.uranerz.com


CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

We have a Corporate Governance and Nominating Committee comprised of three directors all of whom, in the opinion of the Company's Board of Directors, are independent (under section 121A of the American Stock Exchange Company Guide):
Richard Holmes, Peter Bell and Paul Saxton. We have a Nominating Committee charter that complies with the requirements of the American Stock Exchange. Our Corporate Governance Committee is responsible for developing our approach to corporate governance issues.

The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not set formal criteria necessary for the consideration of a candidate, but the Committee does assess the nominee's independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. No shareholder or shareholders holding 5% or more of the Company's outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by the Company's current board of directors.

During the fiscal year ended December 31, 2007, the Corporate Governance and Nominating Committee met two (2) times. A copy of the Corporate Governance and Nominating Committee charter can be found on the Company's website at www.uranerz.com.

                              DIRECTOR COMPENSATION


DIRECTOR COMPENSATION


                                                                       Non-
                 Earned or                           Non-Equity     Qualified
                  Paid in      Stock     Option    Incentive Plan Compensation     All Other
                   Cash        Awards    Awards     Compensation    Earnings     Compensation   Total
    Name            ($)         ($)        ($)          ($)            ($)           ($)          ($)
                                         Note 1
-----------------------------------------------------------------------------------------------------------
      (a)           (b)         (c)         (d)         (e)            (f)           (g)          (h)
-----------------------------------------------------------------------------------------------------------
Gerhard            7,000                  170,400                                               177,400
Kirchner
Paul Saxton        11,000                 127,800                                               138,800
Arnold Dyck        22,000                 127,800                                               149,800
Peter Bell         22,500                 127,800                                               150,300
Richard Holmes     19,000                 127,800                                               146,800

1. Option award compensation is the fair value for stock options granted during the period, a notional 1 amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially and adversely from that reported herein.


DIRECTOR COMPENSATION AGREEMENTS AND SUMMARY OF DIRECTOR COMPENSATION POLICIES

The Company did not compensate directors in 2005. In 2006, the Company established the Company's current policies for director compensation as follows:

Non-Executive members:


     $1,000 per meeting ($500 per telephone meeting) plus:

          o    Audit Committee:

               o    Chair: $11,000/year.
               o    Members: $8,000/year.

          o    Corporate Governance and Nominating Committee:

               o    Chair: $3,000/year.
               o    Members: $2,000/year.

          o    Compensation Committee:

               o    Chair: $4,500/year.
               o    Members: $3,000/year.

Executives and officers who are also directors are not compensated under this plan.

                            OTHER GOVERNANCE MATTERS

CODE OF ETHICS

We have adopted a corporate code of ethics administered by our chief financial officer and corporate secretary, Benjamin Leboe. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our code of ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

     o    Compliance with applicable  governmental  laws, rules and regulations;
          and

     o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     o    Accountability for adherence to the code.

Our Code of Ethics is available at our website at www.uranerz.com. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2007, or during the subsequent period from January 1, 2008, through the date of this proxy statement.


COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION

There were no compensation committee or board interlocks among the members of our Board.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities Number of Late Transactions Not Known Failures to and Reports Timely Reported File a Required Exchange Form Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2007, other than the following reports:

                                                                                    Known Failures to
Name and Principal                   Number of Late             Transactions Not     File a Required
   Position                            Reports                  Timely Reported          Form
-----------------------------------------------------------------------------------------------------
Dennis Higgs                              One                          One              None
Glenn Catchpole                           None                         None             None
Paul Saxton                              Three                        Three             None
Gerhard Kirchner                          Two                          Two              None
George Hartman                            One                          One              None

                                                                                    Known Failures to
Name and Principal                   Number of Late             Transactions Not     File a Required
   Position                            Reports                  Timely Reported          Form
-----------------------------------------------------------------------------------------------------
Peter Bell                                None                         None             None
Arnold Dyck                               None                         None             None
Richard Holmes                            None                         None             None
Benjamin Leboe                            None                         None             None
Kurtis Brown                              None                         None             None
Douglas Hirschman                         One                          None             None
Sonya Reiss                               One                          None             None

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and other named executive officers for the last two fiscal years is as follows:


--------------------------------------------------------------------------------------------------------------------
Name(5)                                                                         Nonqualified
  and                                                            Non-Equity       Deferred      All
Principal                                   Stock     Option    Incentive Plan   Compensation    other
Position         Year    Salary    Bonus    Awards    Awards     Compensation      Earnings      Comp.     Total
                           ($)      ($)      ($)     (Note 1)        ($)              ($)
--------------------------------------------------------------------------------------------------------------------
      (a)        (b)      (c)       (d)      (e)       (f)           (g)              (h)          (i)      (j)
--------------------------------------------------------------------------------------------------------------------
Dennis Higgs
Chairman and      2007   142,736    2,000             710,050                                             854,786
Director(2)       2006   103,200   35,000             483,700                                     9,731   631,631

Glenn
Catchpole
President/PEO     2007   120,000   10,000             710,050                                             840,050
and Director(3)   2006    96,000   50,000             483,700                                     6,000   635,700

George Hartman
Exec. Vice
President and     2007   199,000    2,000             710,050                                             911,050
Director(4)       2006   174,000   25,000             711,326                                             910,326

Benjamin
Leboe
Chief
Financial         2007    82,017    2,000             355,000                                             439,017
Officer(5)        2006    31,414                      204,729                                             236,143

Kurtis Brown
VP (6)            2007   103,750   17,000             346,147                                             466,897

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1. Option award compensation is the fair value for stock options awarded during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. The actual value received by the executives may differ materially and adversely from that reported herein.

2.   Salary is a management fee paid to a private  holding company of Mr. Dennis
     Higgs. Mr. Higgs became Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis Higgs. The Agreement states that we will pay a monthly fee of CDN$12,500. The monthly fee increases to CDN$15,000 in 2008.

3.   Salary is a management fee paid to a private  holding  company of Mr. Glenn
     Catchpole.  Mr. Catchpole was appointed President and CEO on March 1, 2005.
     In 2005 we entered into a consulting  agreement with Catchpole  Enterprises
     Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. The
     Agreement states that we will pay a monthly consulting fee of US $10,000 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer. The monthly fee increases to US
     $15,000 in 2007.

4. Salary is a consulting fee paid to Mr. George Hartman. Mr. Hartmann was appointed Senior Vice President -Mining on May 9, 2005 and subsequently appointed Executive Vice President and Chief Operation Officer. Mr. Hartman is paid for consulting on the basis of $1,000 per day.

5. Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Corporate Secretary on October 12, 2006. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia.
     (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. The Agreement states that we will pay for consulting services provided, based upon a rate of CDN$10,000 per month. The monthly rate increases to CDN$12,000 in 2008.


COMPENSATION DISCUSSION AND ANALYSIS

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the Company's compensation programs, which are designed specifically for the Company's most senior executives officers, including the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table (collectively, the "senior executive officers"). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to senior executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. Each year, and at such other times as is necessary, the Company reviews any and all relationships that each director has with the Company and the Board of Directors subsequently reviews these findings. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company.


The responsibilities of the Compensation Committee, as stated in its charter, include the following:

     o Review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board of Directors for approval;

     o Produce an annual report on senior executive officer compensation for inclusion in the Company's annual report and proxy statement relating to its annual meeting of stockholders;

     o    Review and make such  recommendations to the Board of Directors as the
          Compensation   Committee   deems   advisable   with   regard   to  all
          incentive-based compensation plans and equity- based plans;

     o Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company's senior executive officers;

     o Evaluate senior executive officer performance in light of the goals and objectives that were set and determine and recommend senior executive officer compensation based on such evaluation; and

     o Review and approve the recommendations of the chief executive officer with regard to the compensation of all officers of the Company other than the chief executive officer.


Overview of Compensation Program

In order to recruit and retain the most qualified and competent individuals as senior executive officers, the Company strives to maintain a compensation program that is competitive in the global labor market. The purpose of the Company's compensation program is to reward exceptional organizational and individual performance.


The following compensation objectives are considered in setting the compensation programs for our named executive officers:

     o    Drive and reward performance which supports the Company's core values;

     o    Design  competitive total compensation and rewards programs to enhance
          the  Company's  ability  to  attract  and  retain   knowledgeable  and
          experienced senior executive officers; and

     o Set compensation and incentive levels that reflect competitive market practices.


Compensation Elements and Rationale

To reward both short and long-term performance in the compensation program and in furtherance of the Company's compensation objectives noted above, the Company's compensation program is based on the following objectives:

     (i)  Performance Goals

The Compensation Committee believes that a significant portion of a senior executive officer's compensation should be tied not only to individual performance, but also to the Company's performance as a whole measured against both financial and non-financial goals and objectives. During periods when performance meets or exceeds these established objectives, senior executive officers should be paid at or more than expected levels. When the Company's performance does not meet key objectives, incentive award payments, if any, should be less than such levels.

     (ii) Incentive Compensation

A large portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. Senior executive officers have the incentive of increasing Company profitability and stockholder return in order to earn a major portion of their compensation package.

     (iii) Competitive Compensation Program

The Compensation Committee reviews the compensation of executives at peer companies to ensure that the compensation program is competitive. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executive officers.


Review of Senior Executive Officer Performance

The Compensation Committee reviews, on an annual basis, each compensation package for the senior executive officers. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual's performance.


Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for named executive officers should consist of the following:

     o    Base salary; and
     o    Stock incentive plan.

Many of the Company's senior executive officers provide services through consulting or management agreements with the Company. Fees are paid under "consulting" or "management" fees pursuant to these agreements. From the Company's perspective, these services are provided in this manner for flexibility considerations. The Company has determined that it is in the best interests of the Company and its shareholders to maintain consulting and management agreements rather than employment agreements as it decreases the number of actual employees of the Company and ensures that employment of key officers can be negotiated on an as-needed basis with individualized terms--a vital concern to the Company given the relative costs of management salaries and expenses in a development stage company.


Dennis Higgs, Chairman of the Board of Directors (and former President)

Mr. Higgs is compensated indirectly through the Company's consulting agreement with Ubex Capital Inc. The Company engaged Ubex in early 2005 to provide business development and strategic planning consulting services and management to create a viable resource company. The Board of Directors considered Mr. Higgs' continuing involvement to be of vital interest to the Company's success and increased Ubex's consulting services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman. The Board upon recommendation from the Compensation Committee has decided to continue the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Higgs has over twenty years experience in establishing and growing public companies and the Board of Directors upon recommendation from the Compensation Committee has determined that his compensation shall be similar to full time Executive Chairmen of public companies with capitalization in the $200 - 500 million range.


Glenn Catchpole

Mr.  Catchpole  is  compensated  indirectly  through  the  Company's  consulting agreement with Catchpole Enterprises LLC. ("CE"). The Company engaged CE in early 2005 to provide industry expertise and strategic planning consulting services and full-time executive management to create a viable resource company. The Board of Directors and the Compensation Committee considers Mr. Catchpole's continuing involvement to be of vital interest to the Company's success as President and Chief Executive Officer. The Board has chosen the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Catchpole has over thirty years in establishing and growing public companies and the Board of Directors upon recommendation from the Compensation Committee has determined that his compensation shall be similar to full time president and CEO of public companies with capitalization in the $200 - 500 million range.


George Hartman

The Company's compensation policy for Mr. Hartman is based on days spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Hartman's services as Executive Vice-President, Mining entail a varying degree of attention to the Company's exploration and development activities. Mr. Hartman has extensive expertise in the area of mining production, including specifically, in-situ recovery of uranium, which expertise is very valuable to the Company. Mr. Hartman's salary exceeded that of other officers in 2006 and 2007 because of the value of his expertise to the Company and the fact that he spent a substantial amount of time attending to the Company's mineral projects in those years.


Benjamin Leboe

The Company's compensation policy for Mr. Leboe, as Principal of Independent Management Consultants of British Columbia is based on time spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Leboe's services as Chief Financial Officer entail a high and specialized degree of attention to the Company's financial management and reporting activities. Mr. Leboe has extensive expertise in the area of financial management, accounting, business valuation and management consulting, which expertise is very valuable to the Company. Mr. Leboe's consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company and is comparable to a full time Chief Financial Officer of public companies with capitalization in the $200 - 500 million range.

GRANTS OF PLAN-BASED AWARDS

                                                                           All Other
                                                                             Stock
                                                                            Awards:
                    Estimated       Future      Payouts        Under       Number of
                    Non-Equity    Incentive       Plan         Awards      Shares of                    Award
                       (1)                                                                              Date
                                                                                                        Fair
                   -------------------------------------------------------                             Value of
                                                                            Stock or                   Stock and
                      Threshold      Target            Maximum             Units (2)       Award        Option
Name                      $             $                 $                   (#)          Date         Awards
                                                                                                         (3)
--------------------------------------------------------------------------------------------------------------------
Dennis Higgs                    --           --           --                250,000      01/26/07  $   710,050
Glenn Catchpole                 --           --           --                250,000      01/26/07  $   710,050
George Hartman                  --           --           --                250,000      01/26/07  $   710,050
Benjamin Leboe                  --           --           --                125,000      01/26/07  $   355,000
Kurtis Brown                    --           --           --                 15,000      01/26/07  $    42,600
Kurtis Brown                    --           --           --                250,000      02/09/07  $   303,547


DISCLOSURE RELATING TO GRANTS OF PLAN-BASED AWARDS

In 2007 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company's 2005 Nonqualified Stock Option Plan. Mr. Higgs received 250,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012. Mr. Catchpole received 250,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012. Mr. Hartmann received 250,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012 . Mr Leboe received 125,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012 and Mr. Brown received 15,000 options, exercisable at $3.20 per share of common stock acquirable, expiring January 26, 2012 and 250,000 exercisable at $3.45 per share of common stock acquirable, expiring February 9 , 2012. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading "Market for Common Equity - 2005 Stock Option Plan"

           OUTSTANDING EQUITY AWARDS TO EXECUTIVES AT FISCAL YEAR-END


--------------------------------------------------------------------------------------------------------------------
                                  Option Awards                                       Stock Awards



                                                                                                          Equity
                                                                                                        Incentive
                                                                                              Equity       Plan
                                                                                             Incentive   Awards:
                                                                                               Plan     Market or
                                      Equity                          Number of               Awards:     Payout
                                    Incentive                         Shares or              Number of   Value of
                                       Plan                            Units of    Market    Unearned   Unearned
             Number of   Number of   Awards:                          Stock That Value of     Shares,    Shares,
            Securities  Securities Number of                           Have Not  Shares or   Units or    Units or
            Underlying Underlying  Securities                           Vested    Units of     Other      Other
            UnexercisedUnexercised Unexercised   Option                  (#)     Stock That   Rights      Rights
                                                                                              That        That
              Options    Options     Unearned   Exercise    Option                Have Not  Have Not    Have Not
                (#)        (#)       Options      Price    Exercise                Vested     Vested      Vested
    Name    Exercisable Unexercisable  (#)         ($)       Date                    ($)        (#)        ($)
--------------------------------------------------------------------------------------------------------------------
    (a)         (b)        (c)         (d)         (e)        (f)        (g)         (h)        (i)           (j)
--------------------------------------------------------------------------------------------------------------------
Dennis
Higgs         350,000      Nil         Nil        0.75    Jan 6, 2011     Nil        Nil        Nil        Nil
              250,000      Nil         Nil        3.20    Jan 26, 2012    Nil        Nil        Nil        Nil

Glenn
Catchpole     350,000      Nil         Nil        0.75    Jan 6, 2011     Nil         Nil        Nil        Nil
              250,000      Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil

George
Hartman       350,000      Nil         Nil        0.75    Jan 6, 2011     Nil         Nil        Nil        Nil
              250,000      Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil

Benjamin
Leboe         100,000      Nil         Nil        1.96    May 23, 2011    Nil         Nil        Nil        Nil
              125,000      Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil

Kurtis        15,000       Nil         Nil        3.20    Jan 26, 2012    Nil         Nil        Nil        Nil
Brown         62,500       Nil         Nil        3.45    Feb 9, 2012     Nil         Nil        Nil        Nil
                Nil       62,500       Nil        3.45    Feb 9, 2012    62,500     163,750      Nil        Nil
                Nil       62,500       Nil        3.45    Feb 9, 2012    62,500     163,750      Nil        Nil
                Nil       62,500       Nil        3.45    Feb 9, 2012    62,500     163,750      Nil        Nil


OPTION EXERCISES AND STOCK VESTED IN 2007

                                       Option Grants                                  Stock Awards
                       ---------------------------------------------------------------------------------------------
                              Number of           Value Realized            Number of           Value Realized
                           Shares Acquired          on Exercise          Shares Acquired          on Vesting
Name                         on Exercise              (1)($)               on Vesting               (2)($)
--------------------------------------------------------------------------------------------------------------------
Dennis Higgs                     Nil                    Nil                    Nil                    Nil
Glenn Catchpole                  Nil                    Nil                    Nil                    Nil
George Hartman                   Nil                    Nil                    Nil                    Nil
Benjamin Leboe                   Nil                    Nil                    Nil                    Nil
Kurtis Brown                     Nil                    Nil                    Nil                    Nil



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No person who served as a member of the Compensation Committee during fiscal 2007 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2007, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company's Compensation Committee.

COMPENSATION COMMITTEE REPORT


The Uranerz Energy Corporation Compensation Committee oversees the Company's compensation reporting process on behalf of the Board of Directors. The Committee has three members, each of whom is "independent" as defined in the American Stock Exchange Company Guide. The Committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board of Directors by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Company's compensation.

In the course of providing its oversight responsibilities regarding the Company's compensation of directors and executive officers in 2007, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Annual Report.

Based on the Committee's review of the Compensation Discussion and Analysis and discussions with the Board of Directors and the Company's management, the Committee recommended that the Compensation Discussion and Analysis be included in this Annual Report.

Submitted by the following members of the Compensation Committee of the Board of
Directors:


/s/ Peter Bell
---------------------
Peter Bell


/s/ Arnold J. Dyck
---------------------
Arnold J. Dyck


/s/ Paul Saxton
---------------------
Paul Saxton


PENSION BENEFITS

None


NON-QUALIFIED DEFERRED COMPENSATION

None


RETIREMENT, RESIGNATION OR TERMINATION PLANS

Officers with contracts for services have notice requirements which permit pay in lieu of notice. In December 2007 we approved a policy whereby officers will receive a termination payment of a multiple of their annual compensation following a change in control of our Company. Individual contacts have not yet been amended to reflect this commitment. The multiple used for a change of control payment is five times for officers Higgs, Catchpole and Hartman and three times for all other officers.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                           RELATED STOCKHOLDER MATTERS


The following tables set forth information as of December 31, 2007 regarding the ownership of our common stock by:

each person who is known by us to own more than 5% of our shares of common stock; and each named executive officer, each director and all of our directors and executive officers as a group.

The  number  of  shares   beneficially   owned  and  the  percentage  of  shares
beneficially owned are based on 39,224,087 shares of common stock outstanding as of December 31, 2007.


Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following December 31, 2007 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.


 Title of Class               Name and Address of             Number of            Percentage of
                                   Beneficial                 Shares of            Common Stock(1)
                                     Owner                  Common Stock
DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------------
Common Stock                  Dennis Higgs                 4,199,001(2)                 9.20%
                              Director, Chairman
                              Suite 1410 - 800 West
                              Pender St.
                              Vancouver, B.C.,
                              V6C 2V6

Common Stock                  Glenn Catchpole              2,031,000 (3)                4.45%
                              Director, President and
                              CEO/PEO
                              222 Carriage Circle
                              Cheyenne, WY.,
                              82009

Common Stock                  George Hartman               1,231,000 (4)                2.70%
                              Director, Senior Vice
                              President, COO
                              1220 Elkhorn Valley Drive
                              Casper, WY.,
                              82609

Common Stock                  Dr. Gerhard Kirchner         690,000 (5)                  1.51%
                              330 - 325 Keevil Crescent
                              Saskatoon, Saskatchewan
                              S7N 4R*

Common Stock                  Paul Saxton                  250,000 (6)                  **
                              188 Stonegate Drive
                              Furry Creek, BC.,
                              V0N 3G4

 Title of Class               Name and Address of             Number of            Percentage of
                                   Beneficial                 Shares of            Common Stock(1)
                                     Owner                  Common Stock
DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------------
Common Stock                  Peter Bell                   215,000 (7)                  **
                              #105 - 3389 Capilano Road
                              North Vancouver, B.C.,
                              V7R 4W7

Common Stock                  Arnold J. Dyck               198,000 (8)                  **
                              504 - 230 Saskatchewan
                              Crescent East
                              Saskatoon, Saskatchewan
                              S7N 0K6

Common Stock                  Richard Holmes               175,000 (9)                  **
                              2611 Tanbridge Road
                              Charlotte, NC.,
                              28226

Common Stock                  Benjamin Leboe, CFO/PFO      227,000 (10)                 **
                              16730 Carrs Landing Road
                              Lake Country, BC
                              V4V 1B2

Common Stock                  Kurtis Brown                 86,140 (11)                  **
                              3707 Brisbane Avenue
                              Bakersfield, CA
                              93313
Total                                                      9,302,141                    20.39%
---------------------------------------------------------------------------------------------------------------------
5% Stockholders               Nil
---------------------------------------------------------------------------------------------------------------------

**   - indicates ownership less than 1%
1)   The percent of class is based on 45,619,087  shares comprised of 39,224,087 shares of common  stock ( issued and  outstanding  as of December  31, 2007 plus 3,197,500 options vesting within 60 days of December 31, 2007.
(2)  Includes 3,449,001 shares and 600,000 exercisable Share Purchase Options.
(3)  Includes 1,431000 shares and 600,000 exercisable Share Purchase Options.
(4)  Includes 631,000 shares and 600,000 exercisable Share Purchase Options
(5)  Includes 355,000 shares and 335,000 exercisable Share Purchase Options.
(6)  Includes 65,000 shares and 195,000 exercisable Share Purchase Options
(7)  Includes 20,000 shares and 195,000 exercisable Share Purchase Options
(8)  Includes 3,000 shares shares and 195,000 exercisable Share Purchase Options
(9)  Includes nil shares and 175,000 exercisable Share Purchase Options
(10) Includes 2,000 shares and 225,000 exercisable Share Purchase Options
(11) Includes 8,640 shares and 77,500 exercisable Share Purchase Options


It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of December 31, 2007 we had approximately 200 shareholders of record of our common stock.


CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties, including named security holders, during the two years ended December 31, 2006 are as follows.

Reportable transactions with related parties since January 1, 2007, including named security holders, are as follows.


Mr. Dennis Higgs, Director and Chairman

During the year ended December 31, 2007, the Company incurred $318,997 (2006 - $242,826, 2005 - $92,826) for consulting services and office expenses (included in general and administrative expenses) to companies controlled by Mr. Higgs. Other general and administrative expenses were reimbursed in the normal course of business. At December 31, 2007, $18,000 (2006 - $58,194, 2005 - $90,562) is
owing to the director and these companies, and the amounts are unsecured, non-interest bearing, and due on demand. As at December 31, 2007, the Company had $Nil (2006 - $26,266, 2005 -$19,815) in prepaid expenses to these companies.


Mr. Glenn Catchpole, Director, President and Chief Executive Officer

During the year ended December 31, 2007, the Company incurred $120,000 (2006 - $102,000, 2005 - $80,000) for consulting services (included in general and administrative expenses) to a company controlled by the President of the Company. Other general and administrative expenses were reimbursed in the normal course of business. At December 31, 2007, the Company owes $Nil (2006 - $48,000, 2005 - $Nil) which was unsecured, non-interest bearing, and due on demand.


Mr. George  Hartman,  Director,  Executive  Vice-President  and Chief  Operating
Officer

On October 30, 2006, the Company entered into an agreement with Mr. Hartman (the "Related Party"), to use certain geological reports held by the Related Party for the purposes of staking and acquiring potential areas of interest. Under the terms of the agreement, the Company agreed to pay the Related Party the sum of $0.40 for each measured and indicated pound of uranium staked by the Company or a fee of $750 for each claim registered with the Bureau of Land Management, based on the use of the geological reports. This fee is payable to the Related Party in shares of common stock of the Company based on a share price of $2.50 per share. In connection with the issuance of the common shares, the Company agreed to grant the related party registration rights for the resale of such shares. If the shares are not registered and eligible for resale six months after issuance, the Company shall pay a penalty of an additional 10% of the number of shares issued. In December 2007, the staking and acquisition program was completed and a liability of $402,250 (2006 - $Nil, 2005 - $Nil) was recorded as due to the Related Party. This debt will be settled through the issuance of 160,900 common shares in 2008.

During the year ended December 31, 2007, the Company incurred $199,000 (2006 - $174,000, 2005 - $86,000) for consulting services (included in general and administrative expenses) Mr. Hartman. Other general and administrative expenses were reimbursed in the normal course of business. In 2007, the Company acquired property assets from this director, valued at $402,250 (see Note 7 (a)). During the year ended December 31, 2006, the Company settled $121,148 of debt through the granting of 131,000 stock options. At December 31, 2007, consulting services and expenditures incurred on behalf of the Company of $50,865 (2006 - $93,853, 2005 -$53,138) is owed to this director, and the amounts are unsecured, non-interest bearing, and due on demand.

Mr. Benjamin Leboe, Director, Chief Financial Officer

During the year ended December 31, 2007, the Company incurred consulting fees of $82,017 (2006 - $31,414, 2005 - $Nil) to an entity controlled by Mr. Leboe. The amounts have been recorded as general and administrative expense.


Other

As disclosed above under "Executive Compensation - Stock Option Grants", we granted options to purchase shares of our common stock to our officers and directors under our 2005 Stock Option Plan during 2006 and 2007.

                        PROPOSAL 2 -- RATIFICATION OF THE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION


WHAT AM I VOTING ON?

You are voting on a proposal to ratify the Company's proposed amendments to its Articles of Incorporation. As explained below, the amendments add provisions to the Company's Articles of Incorporation relating to the following matters: stockholder approval and rights of dissent, minority shareholder remedy, derivative actions, consideration for shares, voting rights of directors, annual meetings, and required shareholders approval of amendments to certain articles. None of the current provisions in the Company's Articles of Incorporation, as last amended July 5, 2005, will be amended, altered, replaced, or otherwise changed by the current amendments before the shareholders.


WHY DID THE BOARD ADOPT THE ARTICLES AMENDMENT?

As part of the Company's recent listing of the Company's shares of common stock on the Toronto Stock Exchange (the "TSX"), the TSX required the Company to amend its Articles of Incorporation to provide for the matters as detailed below.


WHAT AMENDMENTS ARE BEING MADE TO THE ARTICLES OF INCORPORATION?

The  following  are the  provisions  to be added to the  Company's  Articles  of
Incorporation:

                                   ARTICLE 10

STOCKHOLDER APPROVAL AND RIGHTS OF DISSENT.

If the event of (a) any proposed amendment to the Corporation's Articles of Incorporation that would add, change or remove any provisions restricting or constraining the issue, transfer or ownership of any class of the Corporation's common stock or preferred stock, (b) any proposed amendment to the Corporation's Articles of Incorporation that would add, change of remove any restriction on the business or businesses that the Corporation may carry on, (c) any proposed amendment to the Corporation's Articles of Incorporation that would add, change or remove the rights, privileges, restrictions or conditions attached to the shares of such class and, without limiting the generality of the foregoing, (i) remove or change prejudicially rights to accrued dividends or rights to cumulative dividends, (ii) add, remove or prejudicially redemption rights, (iii) reduce or remove a dividend preference or a liquidation preference, or (iv) add, remove or change prejudicially conversion privileges, options, voting, transfer or pre-emptive rights, or rights to acquire securities or a corporation, or sinking fund provisions, (d) any proposed amendment to the Corporation's Articles of Incorporation that would increase the rights or privileges of any class of shares having rights or privileges equal or superior to the shares of such class, (e) any proposed amendment to the Corporation's Articles of Incorporation that would make any class of shares having rights or privileges inferior to the shares of such class equal or superior to the shares of such class, (f) any proposed amendment to the Corporation's Articles of Incorporation that would effect an exchange or create a right of exchange of all or part of the shares of another class into the shares or such class, (g) any proposed amendment to the Corporation's Articles of Incorporation that would constrain the issue, transfer or ownership of the shares of such class or change or remove such constraint, (h) any proposed sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business, (i) any proposal to carry out a going-private transaction or a squeeze-out transaction, then (z) the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof, and (y) any stockholder whose vote is required may dissent in accordance with the provisions of

NRS 92A.300 to 92A.500, inclusive, and obtain payment of the fair value of the shares held by such stockholder.

                                   ARTICLE 11


MINORITY SHAREHOLDER REMEDY, DERIVATIVE ACTIONS.

     (a) In this section, "complainant" means: (i) a registered holder or a beneficial owner, and a former registered holder or beneficial owner of any class of the Corporation's stock, and (ii) a director or an officer or a former director or officer of the Corporation or any of its affiliates.

     (b) Subject to subsection (c) below, any complainant, as defined in subsection (a) above, may apply to a court for leave to bring an action in the name and on behalf of the Corporation or any of its subsidiaries, or intervene in an action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate.

     (c) No action described above in subsection (b) may be brought and no intervention in an action may be made until the court is satisfied that: (i) the complainant has given notice to the directors of the Corporation or its subsidiary of the intention to apply to the court not less than fourteen days before bringing the application, or as otherwise ordered by the court, if the directors of the Corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of the Corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.


                                   ARTICLE 12

CONSIDERATION FOR SHARES.

The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property of benefit to the Corporation, including cash, services, assets or other securities of the Corporation, except that neither promissory notes nor future services will constitute valid consideration. A share shall not be issued until the consideration for the share is fully paid in money or in property or past services that is not less in fair equivalent of the money that the Corporation would have received if the share had been issued for money. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of the shares, the shares issued for the consideration shall be fully paid and non-assessable. Directors of the Corporation who vote for or consent to a resolution authorizing the issue of a share for a consideration other than money are jointly and severally liable to the Corporation to make good any amount by which the consideration received is less than the fair equivalent of money that the corporation would have received if the share had been issued for money on the date of the resolution.


                                   ARTICLE 13

VOTING RIGHTS OF DIRECTORS.

Each director will have equal voting rights at all meetings and proceedings of the directors.

                                   ARTICLE 14

ANNUAL MEETINGS

Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors provided that each annual meeting will be held no later than six (6) months following the Corporation's fiscal year end. At each annual meeting, the stockholders shall elect by vote a Board of Directors and shall transaction such other business as may properly be brought before the meeting.


                                   ARTICLE 15

REQUIRED SHAREHOLDERS APPROVAL OF AMENDMENTS TO CERTAIN ARTICLES

Subject to any higher threshold imposed by Nevada law, Articles 10, 11, 12, 13 and 14 may only be amended by a two-thirds (2/3) approval of the votes cast for amendments to the Corporation's articles of incorporation at any annual or special meeting of the stockholders called for such purpose.


WHERE CAN I FIND A COPY OF THE CURRENT ARTICLES OF INCORPORATION?

The current Articles of Incorporation are attached as an exhibit to the Company's registration statement on Form SB-2 as filed with the Securities and Exchange Commission ("SEC") on March 15, 2002. A copy of the Certificate of Amendment as filed July 5, 2005, is attached as an exhibit to the Company's Annual Report on Form 10-KSB as filed with the SEC on April 14, 2006. Both the Form SB-2 and Form 10-KSb are available at the SEC's website at www.sec.gov.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ARTICLES AMENDMENT.

                          PROPOSAL 3 -- RATIFICATION OF
                 THE AMENDED 2005 NONQUALIFIED STOCK OPTION PLAN


WHAT AM I VOTING ON?

You are voting on a proposal to ratify the Company's proposed amendments to its 2005 Nonqualified Stock Option Plan (the "Stock Option Plan"). As explained below, the amendments add provisions to the Company's Stock Option Plan relating to the market price of options issued under the Stock Option Plan.


WHY DID THE BOARD ADOPT THE AMENDMENTS TO STOCK OPTION PLAN?

As part of the Company's recent listing of the Company's shares of common stock on the Toronto Stock Exchange (the "TSX"), the TSX required the Company to amend its Stock Option Plan to provide for the matters as detailed below.


WHAT AMENDMENTS ARE BEING MADE TO THE STOCK OPTION PLAN?

The following are the provisions to be added to the Company's Stock Option Plan:

The following provision will be added to Article II - Definitions:

     "Market Price" shall mean the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange ("TSX") or the American Stock Exchange ("AMEX"), whichever exchange has the greater trading volume, for the five trading days immediately preceding the date of the grant. However,
     (a) if the Common Shares are not listed on the TSX or the AMEX, then the "Market Price" shall be calculated by reference to the volume weighted average trading price of the Common Shares for the five trading days immediately preceding the date of the grant on any other stock exchange on which the Common Shares are listed (if more than one, then using the exchange on which a majority of Common Shares are traded); or (b) if the Common Shares are suspended from trading or have not traded on the TSX, AMEX or another stock exchange for an extended period of time, the "Market Price" will be the fair market value of the Common Shares as determined by the board of directors of the Company using good faith discretion.

The following provision will be added to Article V- Stock Option Terms and Conditions, Section 2:

     Nothwithstanding the foregoing, no option shall be issued with an option price per share less than Market Price.


WHAT ARE THE GENERAL PROVISIONS OF THE STOCK OPTION PLAN?

The following is a summary of important Stock Option Plan provisions. It is not a comprehensive discussion of all of the terms and conditions of the Stock Option Plan. The information provided below may be modified or altered by some provisions in the Stock Option Plan. Readers are advised to review the full text of the Stock Option Plan to fully understand all terms and conditions of the Stock Option Plan. A copy of the Stock Option Plan is attached as Appendix C to the Company's 2007 Proxy Statement as filed of Schedule 14A with the SEC on April 30, 2007 and is available at the SEC's website at www.sec.gov.

Purpose
-------
The purpose of the Stock Option Plan is to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

Persons Eligible
----------------
Any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan. However, stock option grants may only be granted to full- or part-time employees, officers, or directors of the Company or one of its subsidiaries.

Administration
--------------
The Company's Compensation Committee administers the Stock Option Plan, or such other committee as the Board may assign administrative responsibility in the best interests of the Company. The administering committee (the "Committee") has the power to: (i) designate Stock Option Plan participants; (ii) grant stock options; (iii) establish rules and regulations for the administration of the Stock Option Plan; (iv) determine the amount, price, type and timing of each stock option grant; (v) cancel any stock option awarded under the Stock Option Plan, under certain circumstances; (vi) correct defects in the Plan or in any granted stock option; and (vii) make any other determination or take any other action that the Committee deems necessary or desirable to the administration of the Stock Option Plan.

Shares Available under the Stock Option Plan
--------------------------------------------
The total number of shares of the Company available for grants of stock options under the Stock Option Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but un-issued or reacquired Common Shares of the Company. If a stock option or portion thereof shall expire or terminate for any reason without having been exercised in full, the un-purchased shares covered by such nonqualified stock option shall be available for future grants of stock options under the Stock Option Plan. Shares issuable upon exercise of stock options have been registered under the U.S. Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-8, filed with the Securities and Exchange Commission on November 21, 2005.

Terms and Conditions of Stock Options
-------------------------------------
Stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company. The Committee has the sole power to set the option price of granted stock options. All stock options granted under the Stock Option Plan must be granted within ten years of the date the plan was adopted and all granted stock options must be exercised within ten years of the date of grant. The Committee may grant stock options which vest in installment periods and may modify such periods to accelerate vesting. Stock options are evidenced by a form stock option agreement.

Exercise of Stock Options
-------------------------
The exercise of vested stock options is made upon written notice to the Company of intent to exercise and payment of the exercise price. The exercise price may be paid (i) in cash, cashier's check, certified check, bank draft or money order, or (ii) at the discretion of the Committee, by delivery of fully paid nonassesable common shares of the Company, valued at the fair market value for such shares, determined by the average of the high and low sales price of the Company's common shares on the date of exercise.

Transfer of Stock Options
-------------------------
Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any stock option granted under the Stock Option Plan is assignable or transferable, and no right or interest of any optionee is liable for, or subject to, any lien, obligation or liability of the optionee. Upon petition to, and thereafter with the written consent of the Committee, an optionee may assign or transfer all or a portion of the optionee's rights and interest in any stock option granted under the Stock Option Plan. Stock options are exercisable during the optionee's lifetime only by the optionee or assignees, or the duly appointed legal representative of an incompetent optionee, including following an assignment consented to by the Committee.

Adjustments to Stock Options
----------------------------
In the event that the outstanding common shares of the Company are changed into or exchanged for a different number or kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

     o Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the Stock Option Plan, such that the optionee shall have the right to purchase such common shares as may be issued in exchange for the common shares purchasable on exercise of the nonqualified stock option had such merger,
          consolidation,      other      reorganization,       recapitalization,
          reclassification, combination of shares, stock split-up or stock dividend not taken place;

     o Rights under unexercised stock options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, will be adjusted appropriately, provided that such adjustments will be made without change in the total exercise price applicable to the unexercised portion of such nonqualified stock options but by an adjustment in the price for each share covered by such nonqualified stock option; or

     o Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding stock option granted hereunder shall terminate, but the optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his nonqualified stock option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such nonqualified stock option.

Also, upon the occurrence of any person acquiring more than 20% of the common shares of the Company through a tender offer, exchange offer, or otherwise, upon a change in control of the Company or upon the sale of substantially all the assets of the Company, any optionee who is also a Company insider will be entitled to receive cash for their nonqualified stock options equal to the final offer price per share paid in the offer or similar event, or in the case of a change in control or sale of assets, the aggregate fair market value of the shares.


Amendment of the Plan
---------------------
The Board of Directors may at any time suspend or terminate the Plan, in whole or in part or amend it from time to time as appropriate in the best interests of the Company. No amendment will, without the consent of the optionee, affect previously granted stock options.


WHO IS ELIGIBLE TO PARTICIPATE IN THE STOCK OPTION PLAN?

As described above, any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Currently, this includes, but is not limited to, the following directors and executive officers:

     o    Dennis Higgs, Chairman/Director;
     o    Glenn Catchpole, President, Chief Executive Officer and Director;
     o George Hartman, Chief Operating Officer, Vice President Mining and Director;
     o    Benjamin Leboe, Chief Financial Officer and Corporate Secretary;
     o    Dr. Gerhard Kirchner, Director;
     o    Paul Saxton, Director;
     o    Peter Bell, Director;
     o    Arnold J. Dyck, Director;
     o    Richard Holmes, Director.

In total there are approximately 23 officers, directors, employees, and consultants eligible under the Stock Option Plan.


                      EQUITY COMPENSATION PLAN INFORMATION


The following summary information is presented for our 2005 Stock Option Plan as of December 31, 2007.

                                Number of Securities to          Weighted Average           Number of Securities
                                be Issued Upon Exercise         Exercise Price of         Remaining Available for
                                 of Outstanding Options        Outstanding Options,        Future Issuance Under
                                                                                            Equity Compensation
                                                                                              Plans (Excluding
                                                                                          Securities Reflected in
                                                                                                 Column (a)
Plan Category                             (a)                          (b)                          (c)
---------------------------------------------------------------------------------------------------------------------
Equity Compensation                    4,283,000                      $2.00                      5,395,360
Plans Approved By
Security Holders

Equity Compensation                  Not Applicable               Not Applicable               Not Applicable
Plans Not Approved By
Security Holders


WHERE CAN I FIND MORE INFORMATION ABOUT THE STOCK OPTION PLAN?

A copy of the Stock Option Plan is attached as Appendix C to the Company's 2007 Proxy Statement as filed of Schedule 14A with the SEC on April 30, 2007 and is available at the SEC's website at www.sec.gov.


THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE STOCK OPTION PLAN AMENDMENT.

                          PROPOSAL 4 -- RATIFICATION OF
                             THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


WHAT AM I VOTING ON?

The Audit Committee has selected Manning Elliot LLP to be the Company's Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2008.

This proposal seeks shareholder ratification of the appointment of Manning Elliot LLP.


WILL A REPRESENTATIVE OF MANNING ELLIOT BE PRESENT AT THE ANNUAL MEETING?

The Company does no expect that a representative of Manning Elliot will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

          INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal years ended December 31, 2007.

Our financial statements have been audited by Manning Elliot LLP, independent registered public accounting firm, for the years ended December 31,2007, 2006 and 2005. Morgan & Company was the Company's independent registered public accounting firm for the fiscal year ended December 31, 2004.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our three fiscal years ended December 31, 2007:

                                      Years Ended December 31
-----------------------------------------------------------------------
Audit Fees                      53,200                $34,250
Audit Related Fees               1,350                   Nil
Tax Fees                         7,000                   Nil
All Other Fees                    Nil                    Nil
-----------------------------------------------------------------------
Total                            61,550                $34,250
-----------------------------------------------------------------------


AUDIT FEES

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.


POLICY ON PRE-APPROVAL BY AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

Our  audit  committee   approves  all  services   provided  by  our  independent
accountant.


THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                  OTHER MATTERS


As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.



                                        By Order of the Board of Directors,

Vancouver, BC
May 9, 2008



PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                              APPENDIX A

                        [INSERT FORM OF PROXY]









                                      A-1